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THE WARRANT REPRESENTED HEREBY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THE WARRANT REPRESENTED HEREBY AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AS DESCRIBED IN SECTION 4 OF THIS WARRANT.
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                 Void after 5:00 p.m. (Eastern Time), on the last
                  day of the Warrant Term, as provided herein.


                                                       Amended and restated
                                                       Warrant to Purchase
                                                       100,000 Shares of
                                                       Common Stock

Date: May 3, 1996.


                          AMENDED AND RESTATED WARRANT
                          TO PURCHASE COMMON STOCK OF
                                 ZYNAXIS, INC.


      THIS CERTIFIES THAT, FOR VALUE RECEIVED, Plexus Ventures, Inc. (herein called "Warrant Holder") or registered assigns, is the holder of a Warrant and is entitled to purchase, subject to the provisions of this Warrant, from Zynaxis, Inc., a Pennsylvania corporation (the "Company"), at any time and from time to time during the Warrant Term, 100,000 fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), at the Warrant Price. The Warrant Price and number and kind of securities issuable hereunder are subject to adjustments as provided herein.


      1. Definition of Principal Terms. For the purpose of this Warrant:
         -----------------------------

         (a) "Promissory Note" means the Promissory Note dated May 3, 1996, issued by the Company to the Warrant Holder.

         (b) "Warrant" means the Warrant to purchase Common Stock issued by the Company in connection with and in consideration for the funding received pursuant to the Promissory Note and any and all Warrants which are issued in exchange or substitution for any outstanding Warrant pursuant to the terms of that Warrant.

         (c) "Warrant Price" means the price per share at which shares of Common Stock are purchasable hereunder, as such price may be adjusted from time to time hereunder, and shall initially be equal to $1.00.

         (d) "Warrant Shares" means shares of Common Stock purchased upon exercise of the Warrants.

         (e) "Warrant Term" means, except as provided in Section 6 hereof, the period commencing on May 3, 1996 and ending at 5:00 p.m. (Eastern Time) on May 2, 2001.

      2. Exercise of Warrants. This Warrant may be exercised during the Warrant
         --------------------
Term in whole or in part by the surrender of the Warrant, with the purchase agreement attached hereto as Rider A properly completed and executed, at the principal office of the Company at 371 Phoenixville Pike, Malvern, Pennsylvania 19355 or such other location which shall at that time be the principal office of the Company (the "Principal Office"), and upon payment to it by wire transfer, certified check or bank draft to the order of the Company for the purchase price for the Warrant Shares to be purchased upon such exercise. The person entitled to the Warrant Shares so purchased shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the date of exercise and certificates for the Warrant Shares so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding thirty (30) days, after such exercise. Unless this Warrant has expired, a new Warrant of like tenor and for such number of shares of Common Stock as the holder of this Warrant shall direct, representing in the aggregate the right to purchase a number of shares of Common Stock with respect to which this Warrant shall not have been exercised, shall also be issued to the holder of this Warrant within such time.

      3. Exchange. This Warrant is exchangeable from the date hereof until the
         --------
expiration of the Warrant Term, upon the surrender thereof by the holder thereof at the Principal Office of the Company, for new Warrants of like tenor registered in such holder's name and representing in the aggregate the right to purchase the number of shares of Common Stock purchasable under the Warrant being exchanged, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by said holder at the time of such surrender.

      4. Restrictions on Transfer and Registration Rights. The transferability
         ------------------------------------------------
of this Warrant and the Warrant Shares are subject to the restrictions on transfer set forth below:

         (a) Notice of Transfer and Opinion of Counsel. The Warrant Holder, and
             -----------------------------------------
any other holder of the Warrant by acceptance thereof, agrees that, prior to any transfer of any Warrant, such holder will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 4. Each such notice shall contain
(i) a statement setting forth the intention of such holder's prospective transferee with respect to its retention or disposition of such Warrant, and
(ii) unless waived by the Company, an opinion of counsel for such holder (who may be the inside or staff counsel employed by such holder), as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws in connection with such transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

             (A) If in the opinion of counsel for the Company the proposed transfer of such Warrant may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Warrant shall be entitled to transfer such Warrant in accordance with the intended method of disposition specified in the statement delivered by such holder to the Company.

             (B) If in the opinion of counsel for the Company the proposed transfer of such Warrant may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Warrant shall not be entitled to transfer such Warrant until the requisite registration or qualification is effective.

         (b) Transfer. Subject to the restrictions on transfer set forth above,
             --------
this Warrant is transferable, in whole, at the Principal Office of the Company by the registered holder thereof, in person or by duly authorized attorney, upon presentation of the Warrant, properly endorsed, for transfer. Each holder of this Warrant, by holding it, agrees that the Warrant, when endorsed in blank, may be deemed negotiable, and that the holder thereof, when the Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with the Warrant as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrant, or to the transfer on the books of the Company, any notice to the contrary notwithstanding.

         (c) Registration Restrictions. This Warrant and the Warrant Shares have
             -------------------------
not been registered under the Securities Act, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, and have not been registered under state securities laws by reason of their issuance in a transaction exempt from such registration requirements. This Warrant and the Warrant Shares may not be sold, transferred or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or exempted from registration. Shares of Common Stock issuable upon exercise of this Warrant will bear the following restrictive legend:

      The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom.

      The shares represented by this certificate and the rights of holders thereof are subject to certain restrictions on transfer and other restrictions, and the holder of the shares represented by this certificate (including any holders) are bound by the terms of the original Warrant (copies of which may be obtained from the Company).

All restrictions contained herein shall be binding on any transferee of this Warrant and the Company may require any such transferee to execute an instrument agreeing in writing to be so bound by these restrictions as a condition to transfer.

The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to Warrant Shares in order to enforce the foregoing instructions.

      5. Certain Covenants of the Company. The Company covenants and agrees that
         --------------------------------
all shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by the Warrant.

      6. Automatic Termination of Warrant Term. The Warrant Term shall terminate
         -------------------------------------
automatically sixty (60) days after the Common Stock of the Company has traded at an average closing price per share as reported on the Nasdaq Stock Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. or at an average closing bid price per share as quoted on the OTC Bulletin Board, as the case may be, of three dollars ($3) or greater for any thirty (30) consecutive trading days during the Warrant Term.

      7. Adjustments of Warrant Price. In the event that the Company shall
         ----------------------------
effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reverse stock split, reclassification or otherwise, into a lesser number of shares of Common Stock, then the Warrant Price shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, to avoid dilution of the exercise rights hereunder.

      8. Adjustments for Reclassification and Reorganization. In case of any
         ---------------------------------------------------
reclassification or change of outstanding securities issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of the Warrant), or in case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall without payment of any additional consideration therefor, execute new warrants providing that the holder of the Warrant shall have the right to exercise such new warrant (upon terms not less favorable to the holders than those then applicable to the Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new warrants shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7 hereof and this
Section 8. The provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

      9. Notices. Whenever the Warrant Price shall be adjusted pursuant to
         -------
Section 7 hereof, or there shall be a reclassification, reorganization or other event specified in Section 8 hereof, the Company shall promptly prepare a certificate signed by its President or a Vice President and by its Treasurer, setting forth in reasonable detail, as the case may be, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment, and information regarding the execution of new warrants, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the registered holders of the Warrant.

         In the event the Company shall take any action which pursuant to
Section 7 may result in an adjustment of the Warrant Price, or pursuant to
Section 8 may result in the execution of new warrants, the Company will give to the registered holders of the Warrant at their last addresses known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to such holders of the Warrant an opportunity to exercise the Warrant and to purchase shares of Common Stock of the Company prior to such action becoming effective.

      10. Fractional Shares. No fractional shares of Common Stock will be issued
          -----------------
in connection with any purchase hereunder.

      11. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of
          --------------------------------------
reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Warrant and (in the case of loss, theft or destruction) of reasonable indemnity and (in case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, new warrant of like tenor.

      12. Headings. The description headings of the several sections of this
          --------
Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Warrant.

                                 ZYNAXIS, INC.



                                 By: /s/ Martyn D. Greenacre
                                     -----------------------
                                         Chief Executive Officer




Attest: /s/ Francis M. Conway
        ---------------------

                                                                         RIDER A
                                                                         -------


                               PURCHASE AGREEMENT
                               ------------------

                                                       Date:____________________

TO:

      The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase shares of Common Stock covered by such Warrant, and makes payment herewith in full thereof at the price per share provided by this Warrant.

                                              Signature:________________________

                                              Address:  ________________________

                                                        ________________________


                                  *    *    *

      For Value Received,
hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered by such Warrant to:




NAME OF ASSIGNEE                  ADDRESS                        NO. OF SHARES
----------------                  -------                        -------------






and appoints _______________________________ Attorney to make such transfer of the books of Zynaxis, Inc. maintained for such purpose, with full power of substitution in the premises.




Dated:                                        Signature:_______________________

                                              Witness:  _______________________


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